UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 12, 2009
Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

#120 – 2441 West Horizon Ridge Pkwy., Henderson, Nevada 89052
(Address of principal executive offices)
(Zip Code)

(702) 939-5247
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.
Item 3.02                      Unregistered Sales of Equity Securities.

Completion of Private Placement

On November 12, 2009, Searchlight Minerals Corp., a Nevada corporation (“we,” “us,” “our” or the “Company”), completed a private placement (the “Offering”) of the Company’s securities to certain investors (collectively, the “Purchasers”), including Nanominerals Corp., one of the Company’s principal stockholders and an affiliate of certain of the Company’s officers and directors.  The securities were issued in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D thereunder.

In the Offering, we sold 12,078,596 units (“Units”) of our securities at a purchase price of $1.25 per Unit, resulting in aggregate gross proceeds to us of $15,098,245.  Each Unit consists of one share of our common stock and one half share of common stock purchase warrant.  Based on the number of Units sold, we issued 12,078,596 shares of common stock and warrants to purchase up to 6,039,298 additional shares of common stock.  We paid commissions to agents in connection with the Offering in the amount of approximately $1,056,877 and warrants to purchase up to 301,965 shares of common stock. Dahlman Rose & Company, LLC served as sole placement agent for the Offering, along with a syndicate that included RK Equity Capital Markets. The Company intends to use the net proceeds from the Offering for general working capital purposes.

The warrants have an expiration date of November 12, 2012 and an exercise price of $1.85 per share. However, under certain specified circumstances, the warrants may be exercised by means of a “cashless exercise.”  The warrants have customary anti-dilution provisions, including, without limitation, provisions for the adjustment to the exercise price based on certain stock dividends, stock splits and issuances of equity securities (including the issuance of debt convertible into equity) by the Company, subject to certain exempt issuances which will not result in an adjustment to the exercise price.

In connection with the Offering, we entered into a securities purchase agreement (the “Purchase Agreement”), dated November 12, 2009, and a registration rights agreement (the “Registration Rights Agreement”), dated November 12, 2009, with the Purchasers.

Pursuant to the Purchase Agreement, we are restricted from, among other things, (i) issuing any shares of common stock, subject to certain exempt issuances, until the initial registration statement we agreed to file pursuant to the Registration Rights Agreement is declared effective by the U.S. Securities and Exchange Commission (the “Commission”), but in no event will this restriction expire prior to 90 days following the closing of the Offering, (ii) entering into certain “variable rate transactions,” as such term is defined in the Purchase Agreement, or (iii) effecting any forward or reverse stock split for a period of six months after the closing without the prior written consent of a majority of the Purchasers.  The Purchase Agreement also contains representations and warranties of the Company and the Purchasers that are customary for transactions of type contemplated in connection with the Offering.

Pursuant to the Registration Rights Agreement, we have agreed to file a registration statement covering the resale of the shares of common stock issued to Purchasers in the Offering, including the shares of common stock issuable upon exercise of the warrants.  The Registration Rights Agreement also extends to the shares of common stock issuable upon the exercise of the warrants issued to agents as commissions in the Offering.  Pursuant to the Registration Rights Agreement, we have agreed to file an initial registration statement with the Commission within 30 calendar days of the closing of the Offering and to use our best efforts to cause such registration statement to become effective within 120 days of the closing, or we will be subject to certain liquidated damages provisions.  We also have agreed to file and keep continuously effective such additional registration statements until all of the shares of common stock and the shares of common stock issuable upon exercise of the warrants registered thereunder have been sold or may be sold without volume restrictions pursuant to Rule 144 of the Securities Act.

If, among other things, (i) we fail to file the initial registration statement within the prescribed period or (ii) any registration statement that we file is not declared effective within 120 calendar days of the required filing date, we have agreed to pay to each Purchaser, as partial liquidated damages, an amount in cash equal to 1% of the aggregate purchase price paid by each such Purchaser for any shares of common stock that have not then been registered for every 30 days following any required filing date and, on a pro rata basis, for every 30 days following the 120 day period within which any registration statement was to be declared effective.  The maximum aggregate liquidated damages payable to a Purchaser will not exceed 3% of the aggregate purchase price paid by such Purchaser.

The foregoing descriptions of the terms, conditions and restrictions of the warrants, the Purchase Agreement and the Registration Rights Agreement do not purport and are not intended to be complete and are qualified in their entirety by the complete text of those agreements, forms of which are attached as Exhibits 4.1 , 10.1 and 10.2, respectively, to this Report.

The information provided below in response to Item 3.03 of this Report regarding the amendments to certain of the Company’s outstanding common stock purchase warrants is incorporated by reference into Item 3.02.

Item 3.03                      Material Modification to Rights of Security Holders.

Amendments to Certain Outstanding Common Stock Purchase Warrants

On November 12, 2009, immediately prior to the closing of the Offering described under Items 1.01 and 3.02 of this Report, we made several material amendments to certain of our outstanding common stock purchase warrants.  The warrants that were amended were issued in connection with the Company’s February 23, 2007, March 22, 2007, December 26, 2007 and February 7, 2008 private placements.  In connection with these private placements, we issued warrants to purchase up to an aggregate of 7,042,387 shares of common stock.

Prior to the amendments:

•	The warrants issued in the February 23, 2007 and March 22, 2007 private placements (the “February and March 2007 Warrants”) had an expiration date of March 1, 2010;

•	The warrants issued in the December 26, 2007 private placement (the “December 2007 Warrants”) had an expiration date of December 26, 2009;

•	The warrants issued in the February 7, 2008 private placements (the “February 2008 Warrants”) had an expiration date of February 7, 2010; and

•	The February and March 2007 Warrants, the December 2007 Warrants and the February 2008 Warrants (collectively, the “Subject Warrants”) had an exercise price of $2.40 per share.

As of the date of this Report, the Company has filed a registration statement on Form S-1/A (the “Registration Statement”) to cover 3,225,645 of the shares of common stock underlying the February and March 2007 Warrants.  The Registration Statement was declared effective by the Commission on October 2, 2009.

On November 12, 2009, immediately prior to the closing of the Offering described under Items 1.01 and 3.02 of this Report, the following material amendments were made to the Subject Warrants:

•	The expiration date of all of the Subject Warrants was extended to November 12, 2012; and

•	The exercise price of all of the Subject Warrants was reduced to $1.85 per share.

In all other respects, the terms and conditions of the Subject Warrants remain the same.

As a result of the amendments, the Registration Statement cannot be relied upon until the Company has filed with the Commission, and the Commission has declared effective, a post-effective amendment to the registration statement.

We believe that the distribution of the new warrant certificates in connection with the amendments will not constitute a “sale” or “offer,” as defined in Section 2(3) of the Securities Act and that no investment decision has been made with respect to the amendments by the warrant holders.  Further, we believe that such a distribution is exempt from the registration provisions of the Securities Act pursuant to Section 3(a)(9) thereof because the modified warrants will be exchanged with existing warrant holders exclusively, and no commission or other remuneration will be paid or given, directly or indirectly, in connection with such exchange.

Copies of the Subject Warrants, as amended, are being filed as Exhibits 4.2 through 4.10 to this Report.  The foregoing descriptions of the terms and conditions and restrictions of the Subject Warrants do not purport and are not intended to be complete and are qualified in their entirety by the complete text of the Subject Warrants, as amended.

Item 7.01                      Regulation FD Disclosure.

Press Release

On November 13, 2009, Searchlight Minerals Corp. issued a press release, which is attached hereto as Exhibit 99.1.  The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit 4.1	Form of Common Stock Purchase Warrant, dated November 12, 2009

Exhibit 4.2	Form of US Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.3	Form of US Broker’s Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.4	Form of Non-US Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.5	Form of Non-US Broker’s Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.6	Form of Warrant Certificate, dated March 22, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.7	Form of Broker’s Warrant Certificate, dated March 22, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.8	Form of Warrant Certificate, dated December 26, 2007, as amended on November 12, 2009

Exhibit 4.9	Form of US Warrant Certificate, dated February 7, 2008, as amended on November 12, 2009

Exhibit 4.10	Form of Non-US Warrant Certificate, dated February 7, 2008, as amended on November 12, 2009

Exhibit 10.1	Form of Securities Purchase Agreement, dated November 12, 2009

Exhibit 10.2	Form of Registration Rights Agreement, dated November 12, 2009

Exhibit 99.1	Press Release, dated November 13, 2009, issued by Searchlight Minerals Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: November 13, 2009	By:	/s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Common Stock Purchase Warrant, dated November 12, 2009

Exhibit 4.2	Form of US Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.3	Form of US Broker’s Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.4	Form of Non-US Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.5	Form of Non-US Broker’s Warrant Certificate, dated February 23, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.6	Form of Warrant Certificate, dated March 22, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.7	Form of Broker’s Warrant Certificate, dated March 22, 2007, as amended on December 29, 2008, April 30, 2009 and November 12, 2009

Exhibit 4.8	Form of Warrant Certificate, dated December 26, 2007, as amended on November 12, 2009

Exhibit 4.9	Form of US Warrant Certificate, dated February 7, 2008, as amended on November 12, 2009

Exhibit 4.10	Form of Non-US Warrant Certificate, dated February 7, 2008, as amended on November 12, 2009

Exhibit 10.1	Form of Securities Purchase Agreement, dated November 12, 2009

Exhibit 10.2	Form of Registration Rights Agreement, dated November 12, 2009

Exhibit 99.1	Press Release, dated November 13, 2009, issued by Searchlight Minerals Corp.